Inventories (Tables)	12 Months Ended
Apr. 30, 2024
Classes of current inventories [abstract]
Summary of Detailed Information About Inventories

Inventories as of April 30, 2024, 2023 and 2022 consist of the following:

(in thousands)	2024 $	2023 $
Supplies and parts	1,734	1,344
Antibodies	190	206
Work in process	215	510
	2,139	2,060

For the years ended April 30, 2024, 2023 and 2022, inventory write-offs amounted to nil, $0.3 million, and nil, respectively. These write-offs were primarily due to obsolescence and changes in market conditions affecting the net realizable value of the inventory.